SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM T-1
           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST
                                    INDENTURE
         ACT OF 1939, AS AMENDED, OF A CORPORATION DESIGNATED TO ACT AS
                                     TRUSTEE
                             ----------------------

                            FIRST UNION NATIONAL BANK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

 UNITED STATES NATIONAL BANK                                 56-0900030
------------------------------                          -------------------
(Jurisdiction of incorporation                             (IRS employer
   if not a national bank)                              identification no.)


                            FIRST UNION NATIONAL BANK
                        230 SOUTH TRYON STREET, 9TH FLOOR
                               CHARLOTTE, NC 28202
                                 (704) 590-7600
                              ATTN: GENERAL COUNSEL
                    ----------------------------------------
                    (Address of principal executive offices)

                             ----------------------

                                  SAME AS ABOVE
          ------------------------------------------------------------
          (Name, address and telephone number, including area code, of trustee's agent for service)

                             ----------------------

                                                                                                                IRS EMPLOYER
EXACT NAME OF OBLIGOR AS                STATE OR OTHER JURISDICTION OF       PRIMARY STANDARD INDUSTRIAL       IDENTIFICATION
SPECIFIED IN ITS CHARTER                 INCORPORATION OR ORGANIZATION        CLASSIFICATION CODE NUMBER           NUMBER
------------------------------------- ----------------------------------- ---------------------------------- ------------------
CONMED Corporation                                 New York                              3845                    16-0977505
Aspen Laboratories, Inc.                           Colorado                              3845                    84-0692164
       Consolidate Medical Equipment               New York                              3845                    16-1237634
       International, Inc.
CONMED Andover Medical, Inc.                       New York                              3845                    04-3195182
Birtcher Medical Systems, Inc.                    California                             3845                    95-0552628
Envision Medical Corporation                      California                             3841                    77-0273890
Linvatec Corporation                                Florida                              3841                    59-1086703
NDM, Inc.                                          New York                              3845                    16-1495367

310 BROAD STREET
UTICA, NEW YORK 13501

(315) 797-8375
(Address, including zip code, and telephone number, including area code, of Obligor's principal executive offices)

----------------------

9% SENIOR SUBORDINATED NOTES DUE 2008 OF CONMED CORPORATION
(Title of the indenture securities)

----------------------

1.  General Information.  Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
     Name                                            Address
--------------------------------------------------------------------------------

Federal Reserve Bank of Richmond, VA                 Richmond, VA

Comptroller of the Currency                          Washington, D.C.

Securities and Exchange Commission Division
of Market Regulation                                 Washington, D.C.

Federal Deposit Insurance Corporation                Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

        The Trustee is authorized to exercise corporate trust powers.

2. Affiliations with obligor and underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

        None.


        (See Note 1 on Page 4.)

Because the obligor is not in default on any securities issued under indentures under which the applicant is trustee, Items 3 through 15 are not required herein.

16.  List of Exhibits.

         All exhibits identified below are filed as a part of this statement of eligibility.


     1. A copy of the Articles of Association of First Union National Bank as now in effect, which contain the authority to commence business and a grant of powers to exercise corporate trust powers, is filed with the T-1 for Financial Security Assurance Holdings LTD, as filed with the Securities and Exchange Commission on September 8, 1997 as Registration No. 333-34181.

     2. A copy of the certificate of authority of the trustee to commence business, if not contained in the Articles of Association is filed with the T-1 for Financial Security Assurance Holdings LTD, as filed with the Securities and Exchange Commission on September 8, 1997 as Registration No. 333-34181.

     3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in exhibits (1) or (2) above, is filed with the T-1 for Financial Security Assurance Holdings LTD, as filed with the Securities and Exchange Commission on September 8, 1997 as Registration No. 333-34181.

     4. A copy of the existing By-laws of the trustee, or instruments corresponding thereto is filed with the T-1 for Financial Security Assurance Holdings LTD, as filed the Securities and Exchange Commission on September 8, 1997 as Registration No. 333-34181.

     5.  Inapplicable.

     6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 is included at Page 4 of this Form T-1 Statement.

     7. A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority is attached hereto.

     8.  Inapplicable.

     9.  Inapplicable.

                                      NOTE

      Note 1: Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsible answer to Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

       PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THE TRUSTEE, FIRST UNION NATIONAL BANK, A NATIONAL ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HARTFORD, AND STATE OF CONNECTICUT, ON THE 14TH DAY OF APRIL, 1998.

                                            FIRST UNION NATIONAL BANK
                                            (TRUSTEE)

                                            BY: /s/ W. Jeffrey Kramer
                                               --------------------------------
                                               W. Jeffrey Kramer
                                               Vice President




                               CONSENT OF TRUSTEE

      UNDER SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND IN CONNECTION WITH THE PROPOSED ISSUANCE BY THE OBLIGORS OF THE 9% SENIOR SUBORDINATED NOTES DUE 2008, FIRST UNION NATIONAL BANK AS THE TRUSTEE HEREIN NAMED, HEREBY CONSENTS THAT REPORTS OF EXAMINATIONS OF SAID TRUSTEE BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUESTS THEREFOR.

                                            FIRST UNION NATIONAL BANK


                                            BY: /s/ W. Jeffrey Kramer
                                               --------------------------------
                                               W. Jeffrey Kramer
                                               Vice President


Dated:  April 14, 1998